UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2012

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition

On August 14, 2012, Crown Crafts, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2013, which ended July 1, 2012.  A copy of that press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

Item 5.07.             Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting of Stockholders of the Company was held on August 14, 2012 at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana.  The following tables reflect the tabulation of the votes with respect to each proposal submitted to a vote of the Company’s stockholders at the 2012 Annual Meeting.  Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

PROPOSAL 1:	ELECTION OF DIRECTORS

To elect two members to the Board of Directors to hold office as Class II Directors until the 2015 Annual Meeting of Stockholders.  The two Class II Nominees that received a plurality of the properly cast votes of the outstanding shares of Series A common stock entitled to vote on this proposal were Sidney Kirschner and Zenon S. Nie, who were thereby elected as the Company’s Class II Directors.  The tabulation of the results of the voting was as follows:

Nominee	For	Authority Withheld	Broker Non-Votes
Sidney Kirschner	5,399,551	268,947	2,656,591
Zenon S. Nie	5,399,581	268,917	2,656,591

PROPOSAL 2:	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

To ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending March 31, 2013.  Properly cast votes in the affirmative of a majority of the outstanding shares of Series A common stock entitled to vote on this proposal were made.  The tabulation of the results of the voting was as follows:

For	Against	Abstain	Broker Non-Votes
8,176,568	28,522	119,999	0

PROPOSAL 3:	AMENDMENT OF CROWN CRAFTS, INC. 2006 OMNIBUS INCENTIVE PLAN

To approve an amendment to the Company’s 2006 Omnibus Incentive Plan to increase the aggregate number of shares of the Company’s Series A common stock subject to award thereunder from 1,925,000 to 2,375,000 shares.  This proposal was approved by properly cast votes in the affirmative of a majority of the outstanding shares of Series A common stock entitled to vote on this proposal.  The tabulation of the certified results of the voting was as follows:

For	Against	Abstain	Broker Non-Votes
5,071,389	537,079	60,030	2,656,591

Item 9.01.             Financial Statements and Exhibits

(d)	Exhibits 99.1 Press Release dated August 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2012	CROWN CRAFTS, INC. /s/ Olivia W. Elliott Olivia W. Elliott Vice President and Chief Financial Officer

Exhibit Index

Exhibit No. 99.1	Description of Exhibit Press Release dated August 14, 2012.